                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                               DELAWARE VIP TRUST
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



                                PROXY MATERIALS


                               DELAWARE VIP TRUST


Delaware VIP Balanced Series                Delaware VIP International
Delaware VIP Capital Reserves Series         Value Equity Series
Delaware VIP Cash Reserve Series            Delaware VIP Large Cap Value Series
Delaware VIP Diversified Income Series      Delaware VIP REIT Series
Delaware VIP Emerging Markets Series        Delaware VIP Select Growth Series
Delaware VIP Global Bond Series             Delaware VIP Small Cap Value Series
Delaware VIP Growth Opportunities Series    Delaware VIP Trend Series
Delaware VIP High Yield Series              Delaware VIP U.S. Growth Series



Dear Shareholder:

  I am writing to let you know that a meeting of shareholders of the Delaware Investments mutual funds mentioned above (the "Funds") will be held on March 15, 2005. The purpose of the meeting is to vote on several important proposals that affect the Funds and your investment in them. The Meeting will be held concurrently with the meetings of shareholders of other within the Delaware Investments Family of Funds.

  Each of the Funds is a separate series of Delaware VIP Trust (the "Trust"). The shares of the Funds are sold only to separate accounts of certain life insurance companies (each, a "Participating Insurance Company" and, collectively, the "Participating Insurance Companies") to fund benefits payable under certain variable annuity contracts and variable life insurance policies (each, a "Variable Contract" and, collectively, "Variable Contracts") issued by the Participating Insurance Companies. The Participating Insurance Companies hereby solicit and agree to vote at the Meeting, to the extent required, the shares of the Funds that are held in separate accounts in accordance with timely instructions received from owners of the Variable Contracts. With respect to all other shareholders, the Board of Trustees of the Trust is soliciting your votes.

  As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Funds. As a Variable Contract owner, you have the right to instruct the relevant Participating Insurance Company as to the manner in which the Fund shares attributable to your Variable Contract should be voted. This package contains information about the proposals being presented for your consideration and requests your prompt attention and vote by mail using the enclosed proxy card(s) or voting instruction form(s).

  Please read the enclosed materials and cast your vote promptly. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

  All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Delaware Investments, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders. They recommend that you vote FOR each proposal.

  The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed Proxy Statement.

  VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) or voting instruction form(s) enclosed in this package. Be sure to sign the card(s) or voting instruction form(s) before mailing it in the postage-paid envelope.

  If you have any questions before you vote, please call Delaware Investments at 1-800-523-1918. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.


                                      Sincerely,


                                      /s/ Jude T. Driscoll
                                      --------------------------------------
                                      Jude T. Driscoll
                                      Chairman and Chief Executive Officer

PX-ANN

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                  IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
                           AND VOTE ON THE PROPOSALS


  Below is a brief overview of the proposals to be voted upon. Your vote is important. Please read the full text of the enclosed Proxy Statement. If you need another copy of the Proxy Statement, please call Delaware Investments at 1-800-523-1918.

  We appreciate you placing your trust in Delaware Investments and we look forward to helping you achieve your financial goals.

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

  You may be asked to vote on the following two proposals:

  1. To elect a Board of Trustees; and

  2. To approve the use of a "manager of managers" structure.

PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES

WHAT ROLE DOES THE BOARD PLAY?

  The Trustees serve as the Funds' shareholders' representatives. Members of the Board of Trustees of the Trust (the "Board") are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review each Fund's performance, oversee Fund activities and review contractual arrangements with companies that provide services to the Funds.

WHAT IS THE SIZE OF THE BOARD AND WHAT DOES IT DO?

  The Board currently consists of eight individuals. The Board's purpose is to ensure that the shareholders' best interests are protected in the operation of each Fund.

WHAT IS THE AFFILIATION OF THE BOARD AND DELAWARE INVESTMENTS?

  Currently, there are seven "non-interested" Trustees and one "interested" Trustees serving on the Board. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with various entities under common control with Delaware Investments. There are nine nominees, including one nominee who would be deemed to be an "interested" Trustee. Of the remaining eight nominees, five persons currently serve as "non-interested" Trustees on the Board.

ARE BOARD MEMBERS PAID?

  "Interested" Trustees are compensated by Delaware Investments and do not receive any compensation from the Funds. Non-interested Trustees have no affiliation with Delaware Investments and are compensated by each individual Fund. Each non-interested Trustee receives a fee for his or her service on the Board and, if applicable, for his or her service on a committee of the Board. You can find the compensation table, which details these fees, in the Proxy Statement.

PROPOSAL 2: TO APPROVE THE USE OF THE "MANAGER OF MANAGERS" STRUCTURE

WHAT IS THE "MANAGER OF MANAGERS" STRUCTURE?

  Subject to receiving the necessary regulatory approvals, the proposed "manager of managers" structure would permit Delaware Management Company ("DMC"), as the Funds' investment manager, to appoint and replace subadvisers, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of a Fund without shareholder approval (as is currently required).

WHY AM I BEING ASKED TO VOTE ON THE "MANAGER OF MANAGERS" STRUCTURE AT THIS
TIME?

  The employment of the "manager of managers" structure is contingent upon either (i) exemptive relief from the U.S. Securities and Exchange Commission (the "SEC"), or (ii) the adoption of a rule by the SEC authorizing the employment of a "manager of managers" structure. In either case, a Fund must obtain shareholder approval before it may implement the manager of managers structure. Because a meeting of shareholders is needed to elect Trustees and to vote on other matters, the Boards determined to seek shareholder approval of the "manager of managers" structure at the shareholders' meeting to avoid additional meeting and proxy solicitation costs in the future.

IF IT IS IMPLEMENTED, HOW WILL SHAREHOLDERS BENEFIT FROM THE "MANAGER OF MANAGERS" STRUCTURE?

  The "manager of managers" structure is intended to enable the Funds to operate with greater efficiency by allowing DMC to employ subadvisers best suited to the needs of the Funds without incurring the expense and delays associated with obtaining shareholder approval of subadvisers or subadvisory agreements. In particular, the Board believes that the employment of the "manager of managers" structure will: (1) enable the Board to act more quickly and with less expense to a Fund in order to appoint an initial or a new subadviser when DMC and the Board believe that such appointment would be in the best interests of that Fund's shareholders; and (2) help the Funds to enhance performance by permitting DMC to allocate and reallocate a Fund's assets among itself and one or more subadvisers when DMC and the Board believe that it would be in the best interests of that Fund's shareholders.

                    COMMON QUESTIONS AND GENERAL INFORMATION


HAS THE BOARD APPROVED EACH PROPOSAL?

  Yes. The Board has unanimously approved each of the proposals and recommend that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?

  As a shareholder, you are entitled to one vote for each full share and a fractional vote for each fractional share of each Fund that you owned on December 10, 2004. As an owner of a Variable Contract having a contract value on December 10, 2004 allocated to a sub-account of one of the Participating Insurance Companies' separate accounts invested in shares of the Funds, you are entitled to instruct the relevant Participating Insurance Company how each full share and fractional shares attributable to your Variable Contract should be voted.

HOW DO I VOTE MY SHARES?

  You can vote your shares by completing and signing the enclosed proxy card(s) or voting instruction form(s) and mailing the card(s) or form(s) in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Delaware at 1-800-523-1918.

HOW DO I SIGN THE PROXY CARD(S) OR VOTING INSTRUCTION FORM(S)?

Individual Accounts or                           Owners should sign exactly
Variable Contracts:                              as their names appear
                                                 shown on the card.

Joint Accounts or Joint                          Either owner may sign, but
Variable Contracts:                              the name of the person
                                                 signing should conform
                                                 exactly to a name shown on the
                                                 registration.

All Other Accounts and                           The person signing must
Variable Contracts:                              indicate his or her capacity.
                                                 For example, if Ms. Ann B.
                                                 Collins serves as a trustee
                                                 for a trust account or
                                                 other type of entity, she
                                                 should sign, "Ann B.
                                                 Collins, Trustee."

HOW CAN I FIND MORE INFORMATION ON THE PROPOSALS?

  You should read the Proxy Statement that provides details regarding the Proposals. If you have any questions, please call 1-800-523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                       NOTICE OF MEETING OF SHAREHOLDERS
                          To be held on March 15, 2005

DELAWARE VIP BALANCED SERIES                               DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES
DELAWARE VIP CAPITAL RESERVES SERIES                       DELAWARE VIP LARGE CAP VALUE SERIES
DELAWARE VIP CASH RESERVE SERIES                           DELAWARE VIP REIT SERIES
DELAWARE VIP DIVERSIFIED INCOME SERIES                     DELAWARE VIP SELECT GROWTH SERIES
DELAWARE VIP EMERGING MARKETS SERIES                       DELAWARE VIP SMALL CAP VALUE SERIES
DELAWARE VIP GLOBAL BOND SERIES                            DELAWARE VIP TREND SERIES
DELAWARE VIP GROWTH OPPORTUNITIES SERIES                   DELAWARE VIP U.S. GROWTH SERIES
DELAWARE VIP HIGH YIELD SERIES

                (each, a separate series of Delaware VIP Trust)

  To the Shareholders of the each fund listed above (each, a "Fund" and, collectively, the "Funds"), each of which is a separate series of Delaware VIP Trust (the "Trust") and to the contract owners of Variable Contracts issued by Participating Insurance Companies (as defined below):

  NOTICE IS HEREBY GIVEN that a Meeting of Shareholders of the Funds (the "Meeting") has been called by the Board of Trustees of the Trust and will be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103, on March 15, 2005 at 4:00 p.m., Eastern time. The Meeting is being called for the following reasons:

      1. To elect a Board of Trustees of the Trust. The nominees for election to the Board of Trustees are:

           Thomas L. Bennett                                  Ann R. Leven
           Jude T. Driscoll                                   Thomas F. Madison
           John A. Fry                                        Janet L. Yeomans
           Anthony D. Knerr                                   J. Richard Zecher
           Lucinda S. Landreth

      2. To approve the use of a "manager of managers" structure whereby the investment manager will be able to hire and replace subadvisers without shareholder approval.

      3. To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

  Proposal 1 and 2 set forth above are more fully described in the attached Proxy Statement.

  The shares of the Funds are sold only to separate accounts of certain life insurance companies (each, a "Participating Insurance Company" and, collectively, the "Participating Insurance Companies") to fund benefits payable under certain variable annuity contracts and variable life insurance policies (each, a "Variable Contract" and, collectively, "Variable Contracts") issued by the Participating Insurance Companies. The Participating Insurance Companies hereby solicit and agree to vote at the Meeting, to the extent required, the shares of the Funds that are held in their separate accounts in accordance with timely instructions received from owners of the Variable Contracts. With respect to all other shareholders, the Board of Trustees of the Trust is soliciting your votes.

  If you are a shareholder of record of a Fund as of the close of business on December 10, 2004, you have the right to direct the persons listed on the enclosed proxy card as to how your shares in the Fund should be voted. If you are a Variable Contract owner of record at the close of business on December 10, 2004, you have the right to instruct the relevant Participating Insurance Company as to the manner in which the Fund shares attributable to your Variable Contract should be voted. To assist you, a voting instruction form is enclosed. In addition, a Proxy Statement describing the matters to be voted on at the Meeting or any adjournment(s) thereof is attached to this Notice. YOUR VOTE IS IMPORTANT.

                                      By Order of the Board of Trustees,



                                      /s/ Richelle S. Maestro
                                      -------------------------------
                                      Richelle S. Maestro
                                      Secretary

December 30, 2004

TO SECURE THE LARGEST POSSIBLE REPRESENTATION, PLEASE MARK YOUR PROXY CARD OR VOTING INSTRUCTION FORM, SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PROXY CARDS AND VOTING INSTRUCTION FORMS MUST BE RECEIVED BEFORE THE MEETING IN ORDER TO BE COUNTED. YOU MAY REVOKE YOUR PROXY OR VOTING INSTRUCTIONS BEFORE THE MEETING.

                                PROXY STATEMENT

                               TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----
PROPOSAL ONE: TO ELECT A BOARD OF TRUSTEES ..............................      1
 Who are the nominees for Trustee? ......................................      1
 What vote is required to elect the nominees? ...........................      7

PROPOSAL 2: TO APPROVE A MANAGER OF MANAGERS STRUCTURE ..................      7
 Why am I being asked to vote on this Proposal? .........................      7
 How does this Proposal affect my right to vote on Subadvisory
  Agreements?............................................................      8
 What are the conditions of the Order and the Rule? .....................      8
 What are the benefits to the Funds? ....................................     10
 What did the Board consider in reviewing this Proposal? ................     10
 What vote is required to approve Proposal 2? ...........................     11

VOTING INFORMATION ......................................................     11

PRINCIPAL HOLDERS OF SHARES .............................................     12

MORE INFORMATION ABOUT THE TRUST ........................................     13

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........................     13

COMMUNICATIONS TO THE BOARD .............................................     14

EXHIBITS:
EXHIBIT A -- EXECUTIVE OFFICERS OF THE TRUST ............................    A-1
EXHIBIT B -- OUTSTANDING SHARES AS OF DECEMBER 10, 2004 .................    B-1
EXHIBIT C -- PRINCIPAL HOLDERS OF SHARES AS OF DECEMBER 10, 2004 ........    C-1

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                                PROXY STATEMENT
                             Dated December 30 2004

DELAWARE VIP BALANCED SERIES                              DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES
DELAWARE VIP CAPITAL RESERVES SERIES                      DELAWARE VIP LARGE CAP VALUE SERIES
DELAWARE VIP CASH RESERVE SERIES                          DELAWARE VIP REIT SERIES
DELAWARE VIP DIVERSIFIED INCOME SERIES                    DELAWARE VIP SELECT GROWTH SERIES
DELAWARE VIP EMERGING MARKETS SERIES                      DELAWARE VIP SMALL CAP VALUE SERIES
DELAWARE VIP GLOBAL BOND SERIES                           DELAWARE VIP TREND SERIES
DELAWARE VIP GROWTH OPPORTUNITIES SERIES                  DELAWARE VIP U.S. GROWTH SERIES
DELAWARE VIP HIGH YIELD SERIES

                (each, a separate series of Delaware VIP Trust)

  This Proxy Statement solicits proxies to be voted at a Joint Meeting of Shareholders (the "Meeting") of each fund listed above (each, a "Fund" and, collectively, the "Funds"), each of which is a separate series of Delaware VIP Trust (the "Trust"). The Meeting has been called by the Board of Trustees of the Trust (the "Board" or the "Board of Trustees") to vote on the following proposals (each of which is described more fully below):

  (1) To elect a Board; and

  (2) To approve the use of a "manager of managers" structure.

  The Meeting will be held concurrently with the meetings of shareholders of other mutual funds within the Delaware Investments Family of Funds, which are issuing separate proxy solicitation materials. The principal offices of the Trust is located at 2005 Market Street, Philadelphia, PA 19103. You can request a free copy of the Annual Report to Shareholders of the Funds for the fiscal year ended December 31, 2003 and the Semi-Annual Report to Shareholders for the semi-annual fiscal period ended on June 30, 2004, by calling 1-800-523-1918, or by writing to the Trust at Attention: Account Services, 2005 Market Street, Philadelphia, PA 19103.

  The Meeting will be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103, on March 15, 2005 at 4:00 p.m., Eastern time. The Board, on behalf of each Fund, is soliciting these proxies.

  This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by certain life insurance companies (each, a "Participating Insurance Company" and, collectively, the "Participating Insurance Companies") from owners of certain variable annuity contracts and variable insurance policies (collectively, "Variable Contracts") having contract values on December 10, 2004 allocated to a sub-account of one of the Participating Insurance Companies' separate accounts invested in shares of the Funds. For purposes of this Proxy Statement, the terms "you," "your," and "shareholder" refer to the direct shareholders of the Funds and to owners of Variable Contracts who invested in one or more of the Funds through their Variable Contracts.

  This Proxy Statement and forms of proxy card and voting instructions will first be sent to shareholders and variable contract owners on or about January 21, 2005.

  The Board urges you to complete, sign and return the proxy card(s) or voting instruction form(s) included with this Proxy Statement whether or not you intend to be present at the Meeting. It is important that you promptly return the signed proxy card or voting instruction form, as applicable, to help assure a quorum for the Meeting.

                    PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES

  You are being asked to elect a Board of Trustees.

WHO ARE THE NOMINEES FOR TRUSTEE?

  The nominees for Trustee are: Thomas L. Bennett, Jude T. Driscoll, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans, and J. Richard Zecher. Each of the nominees (except for Messrs. Bennett and Zecher and Ms. Landreth) presently is a Trustee of the Trust.

  Mr. Fry, who is standing for election by shareholders for the first time, Messrs. Bennett and Zecher and Ms. Landreth were each identified by independent executive search firms retained by the Trust's Nominating and Corporate Governance Committee (the "Nominating Committee"). The executive search firms identified individuals for consideration by the Nominating Committee based on the criteria described below. At the direction of the Nominating Committee, the executive search firms further evaluated and developed detailed background information for the individuals whom the Nominating

Committee identified as potential candidates for nominees. After reviewing this information, the Nominating Committee recommended for selection the "Independent" Trustee nominees to the incumbent Independent Trustees and the "Interested" Trustee nominee to the full Board. The Nominating Committee's process for evaluating nominees is described under "Board, Shareholder and Committee Meetings" below. Among the nominees standing for election, only Mr. Driscoll would be deemed to be an "Interested Trustee." The remaining nominees would be deemed to be "Independent Trustees;" i.e., Trustees who are not "interested persons" of the Trust, as that term is defined under the Investment Company Act of 1940, as amended (the "1940 Act").

  If elected, these persons will serve as Trustees until their successors are duly elected and qualified or until their earlier resignation, death or retirement. Each nominee is currently available and has consented to be named in this Proxy Statement and to serve if elected. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the current Board. The following table provides certain background information for each nominee, including the number of Funds of the Trust and of all other registered investment companies in the Delaware Investments Family of Funds (the "Fund Complex") that the nominee oversees or will oversee.

                                                                                                 NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                    IN
                                                        LENGTH OF                                  FUND              OTHER
                                     POSITION(S)      TIME SERVED           PRINCIPAL            COMPLEX         DIRECTORSHIPS
                                      HELD WITH       AS A TRUSTEE     OCCUPATION(S) DURING  OVERSEEN OR TO BE     HELD BY
NAME, ADDRESS AND AGE                 THE TRUST       OF THE TRUST         PAST 5 YEARS     OVERSEEN BY TRUSTEE     NOMINEE
---------------------                 ----------      ------------     --------------------- ------------------   ------------
NOMINEE FOR INTERESTED TRUSTEE

Jude T. Driscoll(1)                  Chairman,       4 years --          CEO, Delaware              92               None
2005  Market Street                 President and      Executive       Investments (since
Philadelphia, PA 19103                  Chief          Officer        2003). Since August
41                                    Executive                      2000, Mr. Driscoll has
                                     Officer and       1 year --        served in various
                                        Trustee          Trustee       executive capacities
                                                                      at different times at
                                                                     Delaware Investments(2)

                                                                      Senior Vice President,
                                                                     Research and Trading --
                                                                         Conseco Capital
                                                                       Management, Inc.(June
                                                                          1998 - July 2000)

NOMINEES FOR INDEPENDENT TRUSTEE

Thomas L. Bennett                       Nominee          Not           Manager - Tower One          84               None
2005  Market Street                                   Applicable        LLC (June 1999 --
Philadelphia, PA 19103                                                        Present)
57                                                                           (Wireless
                                                                           Communications)

                                                                           Manager - Tower
                                                                               Bridge
                                                                          Telecom LLC (June
                                                                                2001
                                                                             -- Present)
                                                                              (Wireless
                                                                           Communications)

                                                                        Managing Director --
                                                                        Morgan Stanley & Co.
                                                                        Incorporated (1996 --
                                                                         March 2004). Since
                                                                          January 1984, Mr.
                                                                        Bennett has served in
                                                                         various management
                                                                                 and
                                                                        executive capacities
                                                                        at different times at
                                                                         Miller, Anderson &
                                                                        Sherred, LLP and its
                                                                          successor, Morgan
                                                                            Stanley & Co.
                                                                            Incorporated

John A. Fry                             Trustee         3 years       President - Franklin &        92               Director --
2005  Market Street                                                   Marshall College (June                       Community Health
Philadelphia, PA 19103                                                  2002 - Present)                                Systems
44
                                                                         Executive Vice
                                                                           President -
                                                                           University
                                                                         of Pennsylvania
                                                                             (April
                                                                        1995 - June 2002)

Anthony D. Knerr                        Trustee        11 years         Founder/Managing            92                   None
2005  Market Street                                                    Director - Anthony
Philadelphia, PA 19103                                                 Knerr & Associates
66                                                                      (1990 - Present)
                                                                           (Strategic
                                                                           Counseling)

                                                                                                 NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                    IN
                                                        LENGTH OF                                  FUND              OTHER
                                     POSITION(S)      TIME SERVED           PRINCIPAL            COMPLEX         DIRECTORSHIPS
                                      HELD WITH       AS A TRUSTEE     OCCUPATION(S) DURING  OVERSEEN OR TO BE     HELD BY
NAME, ADDRESS AND AGE                 THE TRUST       OF THE TRUST         PAST 5 YEARS     OVERSEEN BY TRUSTEE     NOMINEE
---------------------                 ----------      ------------     --------------------- ------------------   ------------

Lucinda S. Landreth                    Nominee            Not             Chief Investment          84                None
2005  Market Street                                     Applicable       Officer - Assurant,
Philadelphia, PA 19103                                                    Inc. (June 2002 to
52                                                                         December 2004)
                                                                         (Insurance Company)

                                                                          Chief Investment
                                                                          Officer - Fortis,
                                                                                Inc.
                                                                         (September 1997 to
                                                                              May 2001)
                                                                        (Financial Services)

Ann R. Leven                           Trustee            15 years         Treasurer/Chief           92     Director - Systemax Inc.
2005  Market Street                                                            Fiscal
Philadelphia, PA 19103                                                   Officer - National                    Director and Audit
64                                                                          Gallery of Art                          Committee
                                                                            (1994 - 1999)                      Chairperson - Andy
                                                                                                                Warhol Foundation




Thomas F. Madison                      Trustee            10 years          President/Chief          92         Director - Banner
2005  Market Street                                                       Executive Officer --                       Health
Philadelphia, PA 19103                                                     MLM Partners, Inc.
68                                                                         (January 1993 --                     Director and Audit
                                                                           Present) (Small                      Committee Member -
                                                                          Business Investing                    CenterPoint Energy
                                                                            and Counseling)
                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                               Digitial River Inc.

                                                                                                               Director and Audit
                                                                                                               Committee Member--
                                                                                                               Rimage Corporation

                                                                                                               Director - Valmont
                                                                                                                Industries, Inc.

Janet L. Yeomans                       Trustee            5 years        Vice President/ Mergers     92              None
2005  Market Street                                                        & Acquisitions - 3M
Philadelphia, PA 19103                                                    Corporation (January
56                                                                            2003 - Present)

                                                                          Ms. Yeomans has held
                                                                           various management
                                                                            positions at 3M
                                                                         Corporation since 1983.


J. Richard Zecher,  Ph.D.              Nominee               Not               Vice Chairman --      84        Director and Audit
2005  Market Street                                       Applicable      Investor Analytics, LLC              Committee Member --
Philadelphia, PA 19103                                                      (May 1999 to Present)                OXiGENE, Inc.
64

                                                                              Founder/Principal --
                                                                                  Sutton Asset
                                                                              Management (September
                                                                                 1998 to Present)

---------------

(1) Mr. Driscoll would be considered to be an "Interested Trustee" because he is an executive officer of the Trust's investment manager. Mr. Driscoll acquired shares of common stock of Lincoln National Corporation ("LNC"), of which the Trust's investment manager is a wholly-owned subsidiary, in the ordinary course of business during 2003, but those transactions involved less than 1% of the outstanding shares of common stock of LNC.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Trust's investment manager, principal underwriter/distributor and administrator.

  The following table shows each nominee's ownership of shares of investment companies within the Fund Complex as of October 31, 2004.




                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                         SECURITIES IN ALL REGISTERED INVESTMENT
                                   SHARES OF BENEFICIAL INTEREST OF        COMPANIES OVERSEEN BY TRUSTEE IN THE
   NAME OF NOMINEE                   THE FUNDS BENEFICIALLY OWNED                     FUND COMPLEX
  -----------------                ---------------------------------     ----------------------------------------
  INTERESTED NOMINEE
   Jude T. Driscoll                              None                                 Over $100,000

 INDEPENDENT NOMINEES
  Thomas L. Bennett                              None                                       None
     John A. Fry                                 None                                 Over $100,000
   Anthony D. Knerr                              None                               $10,001 - $50,000
 Lucinda S. Landreth                             None                                       None
     Ann R. Leven                                None                                  Over $100,000
  Thomas F. Madison                              None                                $10,001 - $50,000
   Janet L. Yeomans                              None                                $10,001 - $50,000
  J. Richard Zecher                              None                                       None


  BOARD, SHAREHOLDER AND COMMITTEE MEETINGS. During its last fiscal year, the Trust held five Board meetings. Each of the currently serving Trustees attended at least 75% of those Board meetings and at least 75% of committee meetings held within the last fiscal year by a committee on which the Trustee serves as a member.

  The Trust has an Audit Committee for the purpose of meeting, at least annually, with the Trust's officers and independent auditors to oversee the quality of financial reporting and the internal controls of the Trust, and for such other purposes as the Board may from time to time direct. The Audit Committee of the Trust consists of the following three Trustees appointed by the Board: Ann R. Leven, Chairperson; Thomas F. Madison; and Janet L. Yeomans, each of whom is an "Independent Trustee." Members of the Audit Committee serve for three years or until their successors have been appointed and qualified. During the Trust's last fiscal year, the Audit Committee held five meetings.

  The Nominating Committee is currently comprised of Anthony D. Knerr, Chairperson; John H. Durham (who is retiring and therefore not standing for re-election); and John A. Fry, each of whom is an Independent Trustee. The Nominating Committee recommends nominees for (i) Independent Trustees for consideration by the incumbent Independent Trustees of the Trust, and (ii) Interested Trustees for consideration by the full Board. The Nominating Committee for the Trust held seven meetings during the Trust's last fiscal year.

  The Board has adopted a formal charter for its Nominating Committee setting forth such Committee's responsibilities. A current copy of the Nominating Committee's charter is available on the Trust's website at www.delawareinvestments.com.

  The Nominating Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to Anthony D. Knerr, Chairman of the Nominating Committee, c/o the Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

  The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Trustees. In addition, the Nominating Committee may use a search firm to identify candidates for the Board, if deemed necessary and appropriate to use such a firm. The Nominating Committee's process for evaluating a candidate generally includes a review of the candidate's background and experience, a check of the candidate's references and other due diligence and, when appropriate, interviews with Nominating Committee members. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would be an Independent Trustee.

  The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates (i) who, in its judgment, will serve the best interests of the Trust's long-term shareholders and are willing and able to contribute to the Board's oversight and decision-making functions, and (ii) whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board.

  BOARD COMPENSATION. Each Independent Trustee receives compensation from the Trust and each other investment company in the Fund Complex of which he/she is a member of the board of trustees or directors, as described more fully below. Interested Trustees are compensated by Delaware Management Company, the Funds' investment manager ("DMC"), and do not receive compensation from the Trust. Each Independent Trustee currently receives a total annual retainer of $70,000 for serving as a Trustee of all 32 registered investment companies within the Fund Complex, plus a $5,000 per day fee for each Board meeting attended (normally, there are four regular meetings, three of which are two-day meetings). The Coordinating Trustee for the Trust receives an additional annual retainer totaling $25,000. The chairperson of the Audit Committee receives an additional annual retainer of $10,000 and the chairperson of the Nominating Committee receives an annual retainer of $1,500. Each member of the Audit Committee receives an additional fee of $2,500 for each Audit Committee meeting attended, and each member of the Nominating Committee receives an additional fee of $1,700 for each Nominating Committee meeting attended. Prior to August 2004, the Trustees' fees were allocated equally per each of the investment companies in the Fund Complex, and the Trustees' retainers were allocated ratably among the investment companies in the Fund Complex based on net assets. After August 2004, the Trustees' fees and retainers were allocated ratably among the investment companies in the Fund Complex based on relative net assets.

  Under the terms of the Trust's retirement plan for the Independent Trustees, each Independent Trustee who, at the time of his or her retirement from all boards in the Fund Complex, has attained the age of 70 and has served on such boards for at least five continuous years, is entitled to receive payments from the Fund Complex for a period of time equal to the lesser of the number of years that the person served as a Trustee or the remainder of the person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to the Independent Trustees of the Fund Complex at the time of the person's retirement. If an eligible Independent Trustee of the Trust had retired as of October 31, 2004, he or she would have been entitled to annual payments in the amount of $70,000 from the Fund Complex, borne pro rata by the registered investment companies therein based on their relative net assets. The following table identifies the amount each Trustee received from the Trust and from the Fund Complex as a whole during the 12 months ended December 31, 2003 (the Trust's last completed fiscal year), as well as the estimated annual benefits upon retirement.


                                                                   PENSION OR
                                                                   RETIREMENT
                                                                    BENEFITS
                                                AGGREGATE          ACCRUED AS        ESTIMATED        TOTAL COMPENSATION FROM FUND
                                            COMPENSATION FROM    PART OF TRUST    ANNUAL BENEFITS   COMPLEX FOR THE 12 MONTHS ENDED
TRUSTEE(1)                                      THE TRUST           EXPENSES      UPON RETIREMENT          DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
JUDE T. DRISCOLL                                   None               None             None                       None
WALTER P. BABICH(2)                              $10,157              None            $70,000                   $94,233
JOHN H. DURHAM(2)                                $ 8,777              None            $70,000                   $84,233
JOHN A. FRY                                      $ 8,777              None            $70,000                   $68,829
ANTHONY D. KNERR                                 $ 8,875              None            $70,000                   $84,941
ANN R. LEVEN                                     $ 9,830              None            $70,000                   $94,983
THOMAS F. MADISON                                $ 9,290              None            $70,000                   $91,149
JANET L. YEOMANS                                 $ 9,298              None            $70,000                   $91,149

---------------

(1) Compensation information for Messrs. Bennett and Zecher and Ms. Landreth is not applicable because such nominees were not members of the Board of the Trust or any other investment company in the Fund Complex for the 12-month period ended on December 31, 2003.

(2) Messrs. Babich and Durham have announced their intention to retire from the Board effective as of the date of the Meeting and therefore are not standing for re-election.

  OFFICERS. The Board and the senior management of the Trust appoint officers each year, and from time to time as necessary. The following individuals are executive officers of the Trust: Jude T. Driscoll, Joseph H. Hastings, Richelle S. Maestro and Michael P. Bishof. Exhibit A includes biographical information and the past business experience of such officers, except for Mr. Driscoll, whose information is set forth above along with the other nominees. Exhibit A also identifies which of these executive officers are also officers of DMC.

WHAT VOTE IS REQUIRED TO ELECT THE NOMINEES?

  Provided that one-third (33 1/3% ) of the shares entitled to vote at the Meeting are present in person or represented by proxy at the Meeting ("Quorum"), the Trustees shall be elected by a plurality of the votes cast by shareholders of all Funds voting together. This means that those nominees receiving the greatest votes are elected.

              THE BOARD UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR"
                            ALL NOMINEES FOR TRUSTEE


             PROPOSAL 2: TO APPROVE A MANAGER OF MANAGERS STRUCTURE

WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

  The Manager of Managers Structure (as defined below) is intended to enable the Funds to operate with greater efficiency by allowing DMC to employ subadvisers best suited to the needs of the Funds without incurring the expense and delays associated with obtaining shareholder approval of subadvisers or subadvisory agreements. Ordinarily, federal law requires shareholders of a mutual fund to approve a new subadvisory agreement among a mutual fund, its investment manager and a subadviser before such subadvisory agreement may become effective. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a subadviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Section 15 also requires that an investment advisory agreement (including a subadvisory agreement) provide that it will terminate automatically upon its "assignment," which, under the 1940 Act, generally includes the transfer of an advisory agreement itself or the transfer of control of the investment adviser through the transfer of a controlling block of the investment adviser's outstanding voting securities.

  To comply with Section 15 of the 1940 Act, a Fund must obtain shareholder approval of a subadvisory agreement in order to employ one or more subadvisers, replace an existing subadviser, materially change the terms of a subadvisory agreement, or continue the employment of an existing subadviser when that subadviser's subadvisory agreement terminates because of an "assignment."

  Pursuant to the current Investment Management Agreement between the Trust and DMC (the "Investment Management Agreement"), DMC, subject to the supervision of the Board and approval of shareholders, serves as each Fund's investment manager. As such, DMC is responsible for, among other things, managing the assets of each Fund and making decisions with respect to purchases and sales of securities on behalf of the Funds. DMC is permitted under the Investment Management Agreement, at its own expense, to select and contract with one or more subadvisers to perform some or all of the services for a Fund for which DMC is responsible under such Agreement. If DMC delegates investment advisory duties to a subadviser, DMC remains responsible for all advisory services furnished by the subadviser. Before DMC may engage a subadviser for a Fund, shareholders of the Fund must approve the agreement with such subadviser.

  The proposed "manager of managers" structure, however, would permit DMC, as the Funds' investment manager, to appoint and replace subadvisers, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of a Fund without shareholder approval (the "Manager of Managers Structure"). The employment of the Manager of Managers Structure on behalf of a Fund, however, is contingent upon either (i) the Trust's and DMC's receipt of exemptive relief from the U.S. Securities and Exchange Commission (the "SEC"), or (ii) the adoption of a rule by the SEC authorizing the employment of a Manager of Managers Structure. In either case, a Fund must obtain shareholder approval before it may implement the Manager of Managers Structure. Because a meeting of shareholders is needed to elect a Board, the Board determined to seek shareholder approval of the Manager of Managers Structure at the Meeting to avoid additional meeting and proxy solicitation costs in the future. There can be no assurance that exemptive relief will be granted by the SEC or that a rule authorizing the employment of a Manager of Managers structure will be adopted by the SEC.

  Adoption and use by a Fund of the Manager of Mangers Structure would only enable DMC to hire and replace a subadviser (or materially amend a subadvisory agreement) without shareholder approval. The Manager of Managers Structure would not: (i) permit investment management fees paid by a Fund to be increased without shareholder approval; or (ii) change DMC's responsibilities to a Fund, including DMC's responsibility for all advisory services furnished by a subadviser.

  At the Board's August 18-19, 2004 meeting, the Board, including a majority of the Independent Trustees, generally approved the use of the Manager of Managers Structure, subject to shareholder approval and action by the SEC as described above. As noted above, the Manager of Managers Structure is intended to enable the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of subadvisers or subadvisory agreements. While DMC and the Board do not currently expect to use the Manager of Managers Structure after receipt of necessary SEC approval (by order or rule) by hiring one or more subadvisers to manage all or a portion of a Fund's portfolio, DMC and the Board do intend to make use of such structure in the future in the event they believe that doing so would likely enhance Fund performance by introducing a different investment style or focus. The Board determined to seek shareholder approval of the Manager of Managers Structure in connection with the Meeting, which was otherwise required to be held, to avoid additional meeting and proxy solicitation costs in the future.

  DMC and the Board believe that the employment of the Manager of Managers Structure will: (1) enable the Board to act more quickly and with less expense to a Fund in order to appoint an initial or a new subadviser when DMC and the Board believe that such appointment would be in the best interests of that Fund's shareholders; and (2) help the Funds to enhance performance by permitting DMC to allocate and reallocate a Fund's assets among itself and one or more subadvisers when DMC and the Board believe that it would be in the best interests of that Fund's shareholders- for example, to engage a subadviser with a different investment style if deemed appropriate by DMC and the Board.

  Based on the above, the Board is hereby soliciting shareholder approval of the employment of the Manager of Managers Structure with respect to each Fund.

HOW DOES THIS PROPOSAL AFFECT MY RIGHT TO VOTE ON SUBADVISORY AGREEMENTS?

  If Proposal 2 is approved, DMC in the future would be permitted to appoint and replace subadvisers for a Fund and to enter into, and approve amendments to subadvisory agreements without first obtaining shareholder approval. The employment of the Manager of Managers Structure is contingent upon the receipt by the Trust and DMC of exemptive relief from the SEC and/or the adoption of a rule by the SEC authorizing the employment of the Manager of Managers Structure. In all cases, however, (i) the Board, including a majority of the Independent Trustees, must approve new or amended subadvisory agreements; (ii) shareholder approval would not be necessary; (iii) DMC's responsibilities to a Fund would remain unchanged; and (iv) there would be no increase in investment management fees paid by a Fund without further shareholder approval. Until receipt of exemptive relief from the SEC and/or the adoption of an SEC rule authorizing the employment of a Manager of Managers Structure, DMC will only enter into new or amended subadvisory agreements with shareholder approval, to the extent required by law.

  Subadvisory agreements with subadvisers that are affiliated with DMC ("Affiliated Subadvisers"), if any, generally would remain subject to the shareholder approval requirement. The Trust and DMC may in the future seek SEC exemptive relief or rely on relief obtained by an affiliate, or rely on any further SEC rule or interpretation, which would permit DMC to enter into new or materially modify subadvisory agreements with Affiliated Subadvisers without shareholder approval. Therefore, under Proposal 2, we are seeking shareholder approval to apply the Manager of Managers Structure to Affiliated Subadvisers, subject to necessary regulatory relief.

  If Proposal 2 is not approved by a Fund's shareholders, then DMC would only enter into new or materially amended subadvisory agreements with shareholder approval, causing delay and expense in making a change deemed beneficial to that Fund and its shareholders by that Fund's Board.

WHAT ARE THE CONDITIONS OF THE ORDER AND THE RULE?

  If still necessary under current SEC rules, the Trust and DMC anticipate seeking the necessary approval from the SEC within 12 to 24 months after receiving shareholder approval of Proposal 2. Such approval would be in the form of an exemptive order permitting DMC to employ a Manager of Managers Structure with respect to the mutual funds for which DMC serves as investment manager, including the Funds (the "Order"). On October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act that, if adopted as proposed, would permit the Trust and DMC to employ a Manager of Managers Structure with respect to the Funds without obtaining the Order (the "Rule"), provided that shareholders of a Fund approve the Manager of Managers Structure prior to implementation. To date, the proposed Rule has not been adopted. In connection with seeking shareholder approval of Proposal 1, you are also being asked to approve Proposal 2 and permit the implementation of the Manager of Managers Structure for your Fund contingent upon the receipt by the Trust and DMC of the Order or the adoption of the proposed Rule, whichever is earlier. There is no assurance that exemptive relief will be granted or that the proposed Rule will be adopted.

  The Order would grant a Fund relief from Section 15(a) of the 1940 Act and certain rules under the 1940 Act so that the Trust and DMC may employ the Manager of Managers Structure with respect to a Fund, subject to certain conditions, including the approval of this Proposal 2 by the Fund's shareholders. Neither a Fund nor DMC would rely on the Order unless all such conditions have been met. Upon finalization of the proposed Rule, it is expected that the Order will expire and that a Fund using the Manager of Managers Structure will comply with the then final Rule's requirements. The ultimate conditions that would be included in the final Rule are expected to be similar to those included in the Order, but the conditions could differ to some extent from the conditions imposed under the final Rule. The conditions for relief that will be in the application for the Order are expected to be substantially similar to those customarily included in similar applications filed by other investment company complexes and approved by the SEC. Such conditions are as follows:

  (1) DMC will provide, pursuant to the Investment Management Agreement, general management services to a Fund, including overall supervisory responsibility of the general management and investment of the Fund's assets and, subject to review and approval of the appropriate Board, will (i) set the Fund's overall investment strategies, (ii) evaluate, select and recommend subadvisers to manage all or a portion of the Fund's assets, (iii) allocate and, when appropriate, reallocate the Fund's assets among one or more subadvisers, (iv) monitor and evaluate subadviser performance, and (v) implement procedures reasonably designed to ensure that subadvisers comply with the Fund's investment objective, policies and restrictions;

  (2) Before a Fund may rely on the Order, the operation of the Fund pursuant to a Manager of Managers Structure will be approved by a majority of the Fund's outstanding voting shares as defined in the 1940 Act;

  (3) The prospectus for the Fund will disclose the existence, substance and effect of the Order. In addition, the Fund will hold itself out to the public as employing the Manager of Managers Structure. The prospectus will prominently disclose that DMC has ultimate responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination, and replacement;

  (4) Within 90 days of the hiring of any new subadviser, the Fund will furnish its shareholders with an information statement containing all information about the new subadviser, including, as applicable, aggregate fees paid to DMC and Affiliated Subadvisers and aggregate fees paid to non-affiliated subadvisers. The information statement provided by the Fund will include all information required by Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (except as modified by the Order to permit the aggregate fee disclosure previously described);

  (5) No trustee or officer of the applicable Trust nor director or officer of DMC will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a subadviser except for (i) ownership of interests in DMC or any entity that controls, is controlled by, or is under common control, with DMC; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a subadviser or an entity that controls, is controlled by or is under common control with a subadviser;

  (6) At all times, a majority of the Board will be Independent Trustees, and the nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees;

  (7) Whenever a subadviser change is proposed for the Fund with an Affiliated Subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the applicable Board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which DMC or the Affiliated Subadviser derives an inappropriate advantage;

  (8) As applicable, the Fund will disclose in its registration statement the aggregate fee disclosure referenced in condition four above;

  (9) Independent counsel knowledgeable about the 1940 Act and the duties of Independent Trustees will be engaged to represent the applicable Trust's Independent Trustees. The selection of such counsel will be placed within the discretion of the Independent Trustees;

  (10) DMC will provide the Board, no less frequently than quarterly, with information about DMC's profitability on a per-Fund basis. This information will reflect the impact on profitability of the hiring or termination of any subadviser during the applicable quarter;

  (11) Whenever a subadviser is hired or terminated, DMC will provide the Board with information showing the expected impact on DMC's profitability;

  (12) DMC and a Fund will not enter into a subadvisory agreement with any Affiliated Subadviser without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund(1); and

  (13) The Order will expire on the effective date of the Proposed Rule, if adopted.

WHAT ARE THE BENEFITS TO THE FUNDS?

  The Board believes that it is in the best interests of each Fund's shareholders to allow DMC the maximum flexibility to appoint, supervise and replace subadvisers and to amend subadvisory agreements without incurring the expense and potential delay of seeking specific shareholder approval. The process of seeking shareholder approval is administratively expensive to a Fund and may cause delays in executing changes that the Board and DMC have determined are necessary or desirable. These costs are often borne entirely by the applicable Fund (and therefore indirectly by such Fund's shareholders). If shareholders approve the policy authorizing a Manager of Managers Structure for a Fund, the Board would be able to act more quickly and with less expense to the Fund to appoint a subadviser, when the Board and DMC believe that the appointment would be in the best interests of the Fund and its shareholders.

  Although shareholder approval of new subadvisory agreements and amendments to existing subadvisory agreements is not required under the proposed Manager of Managers Structure, the Board, including a majority of the Independent Trustees, would continue to oversee the subadviser selection process to help ensure that shareholders' interests are protected whenever DMC would seek to select a subadviser or modify a subadvisory agreement. Specifically, the Board, including a majority of the Independent Trustees, would still be required to evaluate and approve all subadvisory agreements as well as any modification to an existing subadvisory agreement. In reviewing new subadvisory agreements or modifications to existing subadvisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the subadvisory fees, the nature, quality and scope of services to be provided by the subadviser, the investment performance of the assets managed by the subadviser in the particular style for which a subadviser is sought, as well as the subadviser's compliance with Federal securities laws and regulations.

WHAT DID THE BOARD CONSIDER IN REVIEWING THIS PROPOSAL?

  In determining that the Manager of Managers Structure was in the best interests of Fund shareholders, the Board, including a majority of the Independent Trustees, considered the factors below, and such other factors and information they deemed relevant, prior to approving and recommending the approval of the Manager of Managers Structure:

  (1) A Manager of Managers Structure will enable DMC to employ subadvisers with varying investment styles or investment focuses to help enhance performance by expanding the securities in which a Fund may invest;

  (2) A Manager of Managers Structure will enable DMC to promptly reallocate Fund assets among itself and one or more subadvisers in response to varying market conditions;

  (3) A Manager of Managers Structure will enable the Board to act more quickly, with less expense to a Fund, in appointing new subadvisers when the Board and DMC believe that such appointment would be in the best interests of Fund shareholders;

  (4) DMC would be directly responsible for (i) establishing procedures to monitor a subadviser's compliance with the Fund's investment objectives and policies, (ii) analyzing the performance of the subadviser and (iii) recommending allocations and reallocations of Fund assets among itself and one or more subadvisers; and

  (5) No subadviser could be appointed, removed or replaced without Board approval and involvement.
---------------
(1) As discussed above, however, you are being asked to approve the Manager of Managers Structure with respect to Affiliated Subadvisers as well as subadvisers who are not affiliated with DMC, subject to receipt of further regulatory approval either through an SEC rule or exemptive relief. Therefore, if the Trust were to obtain such further regulatory approval and shareholders approved Proposal 2, the Board could appoint and replace Affiliated, as well as unaffiliated, Subadvisers without shareholders approval.

  Further, the Independent Trustees were advised by independent legal counsel with respect to these matters.

WHAT VOTE IS NECESSARY TO APPROVE PROPOSAL NO. 2?

  Each Fund will vote separately on Proposal 2. Accordingly, Proposal 2 will be approved with respect to a Fund only if shareholders of that Fund approve Proposal 2. Such approval requires a Quorum and the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Fund, or (ii) 67% or more of the shares present at such meeting of shareholders at which the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting.

                     THE BOARD UNANIMOUSLY RECOMMENDS THAT
                           YOU VOTE "FOR" PROPOSAL 2

                               VOTING INFORMATION

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

  Only shareholders of record of the Trust at the close of business on December 10, 2004 (the "Record Date") will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve a Proposal on behalf of the Trust or a Fund are not received by the date of the Meeting, the Meeting with respect to that Proposal may be adjourned to permit further solicitations of proxies. The holders of a majority of shares of the Trust or a Fund entitled to vote on a Proposal at the Meeting and present in person or by proxy (whether or not sufficient to constitute a Quorum) may adjourn the Meeting as to the Trust or a Fund for that Proposal. The Meeting may also be adjourned by the chairperson of the Meeting. Any adjournment may be with respect to one or more Proposals for the Trust or one or more Funds, but not necessarily for both Proposals or all Funds. It is anticipated that the persons named as proxies on the enclosed proxy cards will use the authority granted to them to vote on adjournment in their discretion.

  Abstentions will be included for purposes of determining whether a Quorum is present at the Meeting for a particular matter, and will have the same effect as a vote "against" Proposals 2, but will have no affect with respect to Proposal 1, which is the election of Trustees.

  The rules of the SEC require that the Trust disclose in this Proxy Statement the effect of "broker non-votes." Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. As described further above, each Participating Insurance Company, as the shareholder of record of the Funds' shares, generally is required to vote shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received by the Participating Insurance Companies just as any other shares for which the Participating Insurance Companies do not receive proper voting instructions.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

  You may attend the Meeting and vote in person. You may also vote by completing, signing and returning the enclosed proxy card(s) or voting instruction(s) in the enclosed postage paid envelope. If you return your signed proxy card(s), your votes will be officially cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card or voting instruction form, but give no voting instructions, your shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

  Variable contract owners should complete the enclosed voting instruction form and mail it in the enclosed postage paid envelope. If a duly executed and dated voting instruction form is received that does not specify a choice, the Participating Insurance Company will consider its timely receipt as an instruction to vote "FOR" the Proposals. If you do not return a voting instruction form, your Participating Insurance Company will vote, if required, your shares in proportion to those for which timely instructions are received. Variable Contract owners should contact their Participating Insurance Company for information about any applicable deadline for providing voting instructions to such Participating Insurance Company. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

MAY I REVOKE MY PROXY OR VOTING INSTRUCTION?

  Shareholders may revoke their proxy at any time before it is voted by sending a written notice to the Trust expressly revoking their proxy, by signing and forwarding to the Trust a later-dated proxy, or by attending the Meeting and voting in person. Variable Contract owners may revoke previously submitted voting instructions by sending a written notice to their Participating Insurance Company expressly revoking their instructions, by signing and forwarding to their Participating Insurance Company later-dated voting instructions, or otherwise giving notice of revocation at the Meeting.
Variable Contract owners should contact their Participating Insurance Company for further information on how to revoke previously given voting instructions, including any applicable deadlines. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

  The Board does not intend to bring any matters before the Meeting with respect to the Funds other than those described in this Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting with respect to the Funds by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

  Only shareholders of record on the Record Date will be entitled to vote at the Meeting. The outstanding shares of the Trust and the Funds thereof entitled to vote as of the Record Date are set forth in Exhibit B. Variable Contract owners of record at the close of business on the Record Date have the right to instruct their Participating Insurance Company as to the manner in which the Fund shares attributable to their variable contract should be voted.

WHAT OTHER SOLICITATIONS WILL BE MADE?

  This proxy solicitation is being made by the Board for use at the Meeting. The cost of this proxy solicitation will be borne by the Trust. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Funds and the Participating Insurance Companies will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Trust, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. If the Trust does not receive your proxy card or voting instruction by a certain time, you may receive a telephone call from one of the officers or employees of the Trust asking you to vote.

WHO WILL PAY THE EXPENSES OF THE PROPOSALS?

  The costs of the Proposals, including the costs of soliciting proxies, will be borne by the Trust.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL?

  The Trust is not required to, and does not intend to, hold regular annual shareholders' meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement and form or forms of proxy card or voting instruction form for the next shareholders' meeting, should send his or her written proposal to the offices of the Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Exchange Act. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement and form or forms of proxy card or voting instruction form, or presented at the meeting.

                          PRINCIPAL HOLDERS OF SHARES

  On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of any Fund, or class thereof, of the Trust.

  To the best knowledge of the Trust, as of the Record Date, no person, except as set forth in the table at Exhibit C, owned of record 5% or more of the outstanding shares of any class of any series. Except as noted in Exhibit C, the Trust has no knowledge of beneficial ownership.

                        MORE INFORMATION ABOUT THE TRUST

  INVESTMENT MANAGER. As described further above, DMC, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the investment manager for each of the Funds.

  ADMINISTRATION, TRANSFER AGENCY AND FUND ACCOUNTING SERVICES. Delaware Service Company, Inc. ("DSC"), 2005 Market Street, Philadelphia, Pennsylvania 19103, an affiliate of DMC, acts as the administrator, shareholder servicing, dividend disbursing and transfer agent for each Fund, and for other mutual funds in the Delaware Investments Family of Funds. DSC also provides fund accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its transfer agency, shareholder services, fund accounting and administration services, DSC is paid fees by each Fund according to fee schedules that are the same for each retail Fund in the Delaware Investments Family of Funds. These fees are charged to each Fund on a pro rata basis based on assets.

  DISTRIBUTION SERVICES. Pursuant to underwriting agreements relating to each of the Funds, Delaware Distributors, L.P. (the "Distributor"), 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the national distributor for the Funds. The Distributor pays the expenses of the promotion and distribution of the Funds' shares, except for payments by the Funds on behalf of Service Class shares under their respective 12b-1 Plans (the Funds' Standard Class shares do not have 12b-1 Plans). The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. and an affiliate of DMC.

  Pursuant to a contractual arrangement with the Distributor, Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, Pennsylvania 19103, is primarily responsible for promoting the sale of Fund shares through insurance companies, broker/dealers, financial advisors and other financial intermediaries. LFD is also an affiliate of the Distributor and DMC.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  The firm of Ernst & Young LLP has been selected as the independent auditors for the Trust for its current fiscal year. The Audit Committee must approve all audit and non-audit services provided by Ernst & Young LLP relating to the operations or financial reporting of the Trust. The Audit Committee reviews any audit or non-audit services to be provided by Ernst & Young LLP to determine whether they are appropriate and permissible under applicable law.

  The Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee's consideration of non-audit services by Ernst & Young LLP. These policies and procedures require that any non-audit service to be provided by Ernst & Young LLP to the Trust, DMC or any entity controlling, controlled by or under common control with DMC that relate directly to the operations and financial reporting of the Trust is subject to pre-approval by the Audit Committee or the Chairperson of the Audit Committee before such service is provided.

  Representatives of Ernst & Young LLP are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring Ernst & Young LLP's presence.

  AUDIT FEES. The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of the Trust's financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2003 and 2002 for the Trust were $167,200 and $173,250, respectively.

  AUDIT-RELATED FEES. There were no fees billed by Ernst & Young LLP for assurance and other services reasonably related to the performance of the audit of the Trust's financial statements and not reported above under "Audit Fees" for the fiscal years ended December 31, 2003 and 2002.

  The aggregate fees billed by Ernst & Young LLP for assurance and other services relating to the performance of the audit of the financial statements of DMC and other service providers under common control with DMC that relate directly to the operations or financial reporting of the Trust for the fiscal years ended December 31, 2003 and 2002 were $31,000 and $36,400, respectively. These audit-related services were as follows: issuance of reports concerning transfer agents' system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal costs relating to the operations of the Funds. None of these services were approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement under Regulation S-X.

  TAX FEES. The aggregate fees billed by Ernst & Young LLP for tax compliance, tax advice and tax planning (together, "Tax-Related Services") provided to the Trust for the fiscal years ended December 31, 2003 and 2002 were $25,000 and $21,850, respectively. None of these Tax-Related Services were approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement under Regulation S-X. These Tax-Related Fees were as follows: review of income tax returns.

  There were no fees billed by Ernst & Young LLP for Tax-Related Services provided to DMC and other service providers under common control with DMC that relate directly to the operations or financial reporting of the Trust for the Trust's last two completed fiscal years ended on December 31, 2003 and 2002.

  ALL OTHER FEES. There were no fees billed by Ernst & Young LLP for products and services provided by the independent auditors to the Trust for the Trust's last two completed fiscal years ended December 31, 2003 and 2002.

  There were no fees billed for any products and services other than those set forth above provided by Ernst & Young LLP to DMC and other service providers under common control with DMC and that relate directly to the operations or financial reporting of the Trust for the Trust's last two completed fiscal years ended December 31, 2003 and 2002.

  AGGREGATE NON-AUDIT FEES TO THE TRUST, DMC AND SERVICE PROVIDER AFFILIATES. The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Trust and to DMC and other service providers under common control with DMC, for the Trust's last two completed fiscal years ended December 31, 2003 and 2002 were $240,980 and $270,000, respectively.

  In connection with its selection of the independent auditors, the Audit Committee has considered Ernst and Young LLP's provision of non-audit services to DMC and other service providers under common control with DMC that were not required to be pre-approved pursuant to Regulation S-X. The Audit Committee has determined that the provision of these services is compatible with maintaining the Ernst & Young LLP's independence.

                          COMMUNICATIONS TO THE BOARD

  Shareholders who wish to communicate to the full Board may address correspondence to Walter P. Babich, Coordinating Trustee for the Trust, c/o the Trust at 2005 Market Street, Philadelphia, Pennsylvania, 19103. Shareholders may also send correspondence to the Coordinating Trustee or any individual Trustee c/o the applicable Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

                                  EXHIBITS TO


                                PROXY STATEMENT

EXHIBIT
-------

Exhibit A - Executive Officers of the Trust

Exhibit B - Outstanding Shares as of December 10, 2004

Exhibit C - Principal Holders of Shares as of December 10, 2004

                                                                      EXHIBIT A


                        EXECUTIVE OFFICERS OF THE TRUST

  JOSEPH H. HASTINGS (AGE 55) Executive Vice President/Interim Chief Financial Officer/Treasurer/Controller of the Trust and of the other investment companies within Delaware Investments, and of Delaware Management Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc., DIAL Holding Company, Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company, Delaware Lincoln Cash Management, Delaware Lincoln Investment Advisers and Delaware Capital Management (each a series of Delaware Management Business Trust), Delaware Service Company, Inc., Lincoln National Investment Companies, Inc., LNC Administrative Services Corporation and Delaware General Management, Inc.; Executive Vice President/Chief Financial Officer/Treasurer/Director of Delaware Management Trust Company; Executive Vice President/Chief Financial Officer of Retirement Financial Services, Inc.; Executive Vice President/Interim Chief Financial Officer/ Controller of Delaware Investment Advisers (a series of Delaware Management Business Trust); Executive Vice President/Interim Chief Financial Officer of Delaware International Holdings Ltd.; and Executive Vice President of Delaware Distributors, Inc. and Delaware Distributors, L.P. During the past five years, Mr. Hastings has served in various executive capacities at different times within Delaware Investments.

  RICHELLE S. MAESTRO (AGE 47) Executive Vice President/General Counsel/ Secretary of the Trust and of the other investment companies within Delaware Investments, and of Delaware Management Company, Inc., Delaware Investment Advisers, Delaware Lincoln Cash Management, and Delaware Capital Management (each a series of Delaware Management Business Trust); Executive Vice President/General Counsel/Secretary and Director/Trustee of Delaware Management Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General Management, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Retirement Financial Services, Inc., Lincoln National Investment Companies, Inc., and LNC Administrative Services Corporation; Executive President/Deputy General Counsel/Director of Delaware International Holdings Ltd.; Senior Vice President/General Counsel/Secretary and Director/Trustee of Delaware Management Business Trust and Delaware Distributors, L.P.; Senior Vice President/General Counsel/Secretary of Delaware Management Trust Company; and Vice President/General Counsel of Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc. During the past five years, Ms. Maestro has served in various executive capacities at different times within Delaware Investments.

  MICHAEL P. BISHOF (AGE 42) Senior Vice President/Investment Accounting of the Trust and of the other investment companies within Delaware Investments, and of Delaware Management Company and Delaware Capital Management (each a series of Delaware Management Business Trust) and Delaware Distributors, L.P.; Senior Vice President/Treasurer/Investment Accounting of Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President/ Manager of Investment Accounting of Delaware International Advisers Ltd.; and Chief Financial Officer of Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc. During the past five years, Mr. Bishof has served in various executive capacities at different times within Delaware Investments.

                                                                      EXHIBIT B

                   OUTSTANDING SHARES AS OF DECEMBER 10, 2004



FUND                                                          SHARES OUTSTANDING
----                                                          ------------------
Delaware VIP Balance Series
Standard Class ............................................      3,434,345.379
Service Class .............................................            369.667
                                                                --------------
                                                                 3,434,715.046
Delaware VIP Capital Reserves Series
Standard Class ............................................      2,627,205.986
Service Class .............................................            674.148
                                                                --------------
                                                                 2,627,880.134
Delaware Cash Reserve Series
Standard Class ............................................     30,662,143.690
Service Class .............................................          5,499.874
                                                                --------------
                                                                30,667,643.564
Delaware VIP Diversified Income Series
Standard Class ............................................      1,581,067.715
Service Class .............................................      4,172,699.922
                                                                --------------
                                                                 5,753,767.637
Delaware VIP Emerging Markets Series
Standard Class ............................................      2,424,945.060
Service Class .............................................      3,129,035.712
                                                                --------------
                                                                 5,553,980.772
Delaware VIP Global Bond Series
Standard Class ............................................      6,382,057.731
Service Class .............................................            657.914
                                                                --------------
                                                                 6,382,715.645
Delaware VIP Growth Opportunities Series
Standard Class ............................................      3,615,030.094
Service Class .............................................        974,176.236
                                                                --------------
                                                                 4,589,206.330
Delaware VIP High Yield Series
Standard Class ............................................     10,613,929.645
Service Class .............................................     20,975,645.947
                                                                --------------
                                                                31,589,575.592
Delaware VIP International Value Equity Series
Standard Class ............................................      8,920,123.308
Service Class .............................................          5,401.160
                                                                --------------
                                                                 8,925,524.468
Delaware VIP Large Cap Value Series
Standard Class ............................................     16,918,519.256
Service Class .............................................      1,784,229.317
                                                                --------------
                                                                18,702,748.573
Delaware VIP REIT Series
Standard Class ............................................     32,094,856.004
Service Class .............................................      8,215,214.991
                                                                --------------
                                                                40,310,070.995



FUND                                                          SHARES OUTSTANDING
----                                                          ------------------
Delaware VIP Select Growth Series
Standard Class ............................................      2,445,684.781
Service Class .............................................        620,383.273
                                                                --------------
                                                                 3,066,068.054
Delaware VIP Small Cap Value Series
Standard Class ............................................     11,045,384.051
Service Class .............................................     12,992,709.677
                                                                --------------
                                                                24,038,093.728
Delaware VIP Trend Series
Standard Class ............................................     17,107,086.029
Service Class .............................................      3,571,779.457
                                                                --------------
                                                                20,678,865.486
Delaware VIP U.S. Growth Series
Standard Class ............................................      1,535,012.756
Service Class .............................................      5,494,847.433
                                                                --------------
                                                                 7,029,860.189

                                                                      EXHIBIT C


              PRINCIPAL HOLDERS OF SHARES AS OF DECEMBER 10, 2004


-----------------------------------------------------------------------------------------------------------------------------------
SERIES NAME/CLASS                                                       SHAREHOLDER NAME AND ADDRESS     SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Balanced Series                                           SMA LIFE ASSURANCE CO.            3,266,978.155      95.13%
Standard Class                                                         SEPARATE ACCOUNT VA-K
                                                                       ATTENTION: JAY BURKE N344
                                                                       440 LINCOLN STREET
                                                                       WORCESTER MA 0MA 01653
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Balanced Series                                           DELAWARE MANAGEMENT BUSINESS            369.667     100.00%
Service Class                                                          TRUST-DIA
                                                                       ATTENTION JOSEPH HASTINGS
                                                                       2005 MARKET ST
                                                                       PHILADELPHIA 19103
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Capital Reserves Series                                   SMA LIFE ASSURANCE CO.            2,465,791.910      93.86%
 Standard Class                                                        SEPARATE ACCOUNT VA-K
                                                                       ATTENTION: JAY BURKE N344
                                                                       440 LINCOLN STREET
                                                                       WORCESTER MA 0MA 01653
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Capital Reserves Series                                   DELAWARE MANAGEMENT BUSINESS            674.149     100.00%
Service Class                                                          TRUST-DIA
                                                                       ATTENTION JOSEPH HASTINGS
                                                                       2005 MARKET ST
                                                                       PHILADELPHIA PA 19103
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Cash Reserve Series                                       SMA LIFE ASSURANCE CO.           28,867,467.743      94.15%
Standard Class                                                         SEPARATE ACCOUNT VA-K
                                                                       ATTENTION: JAY BURKE N344
                                                                       440 LINCOLN STREET
                                                                       WORCESTER MA 0MA 01653
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Cash Reserve Series                                       DELAWARE MANAGEMENT BUSINESS          5,499.873     100.00%
Service Class                                                          TRUST-DIA
                                                                       ATTENTION JOSEPH HASTINGS
                                                                       2005 MARKET ST
                                                                       PHILADELPHIA PA 19103
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Diversified Income Series                                 LINCOLN LIFE                      1,332,544.391      84.28%
Standard Class                                                         1300 S CLINTON ST
                                                                       FT WAYNE IN 46802
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       DMH CORP                            241,447.152      15.27%
                                                                       ATTN JOE HASTINGS
                                                                       2005 MARKET ST
                                                                       PHILADELPHIA PA 19103
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Diversified Income Series                                 LINCOLN LIFE                      3,824,786.785      91.66%
Service Class                                                          1300 S CLINTON STREET
                                                                       FT WAYNE IN 46801
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       LINCOLN LIFE                        289,869.360       6.95%
                                                                       1300 S CLINTON ST
                                                                       FT WAYNE IN 46802
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets Series                                   LINCOLN LIFE                      1,120,468.053      46.21%
Standard Class                                                         1300 S CLINTON ST
                                                                       FT WAYNE IN 46802
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       SMA LIFE ASSURANCE CO.              639,788.552      26.38%
                                                                       SEPARATE ACCOUNT VA-K
                                                                       ATTENTION: JAY BURKE N344
                                                                       440 LINCOLN STREET
                                                                       WORCESTER MA 01653
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       LINCOLN LIFE FLEXIBLE PREMIUM       249,997.774      10.31%
                                                                       VARIABLE LIFE ACCOUNT M
                                                                       1300 S CLINTON ST
                                                                       FT WAYNE IN 46802
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
SERIES NAME/CLASS                                                      SHAREHOLDER NAME AND ADDRESS      SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets Series                                 LINCOLN LIFE                          580,921.214      82.51%
Service Class                                                        1300 S CLINTON ST
                                                                     FT WAYNE IN 46801
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     LINCOLN LIFE                           53,494.050       7.60%
                                                                     1300 S CLINTON ST
                                                                     FT WAYNE 48601
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Global Bond Series                                      LINCOLN NATIONAL LIFE CO.           5,664,468.199      88.76%
Standard Class                                                       SEPARATE ACCOUNT - C
                                                                     1300 SOUTH CLINTON STREET
                                                                     P.O. BOX 2340
                                                                     FORT WAYNE IN 46801
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     SMA LIFE ASSURANCE CO.                579,472.327       9.08%
                                                                     SEPARATE ACCOUNT VA-K
                                                                     ATTENTION JAY BURKE N344
                                                                     440 LINCOLN STREET
                                                                     WORCESTER MA 01653
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Global Bond Series                                      DELAWARE MANAGEMENT BUSINESS              657.914     100.00%
Service Class                                                        TRUST-DIA
                                                                     ATTENTION JOSEPH HASTINGS
                                                                     2005 MARKET STREET
                                                                     PHILADELPHIA PA 19103
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Growth Opportunities                                    SMA LIFE ASSURANCE CO.              3,434,221.149      95.00%
Series                                                               SEPARATE ACCOUNT VA-K
Standard Class                                                       ATTENTION: JAY BURKE N344
                                                                     440 LINCOLN STREET
                                                                     WORCESTER MA 0MA 01653
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Growth Opportunities                                    ALLMERICA FINANCIAL LIFE              922,394.764      94.68%
Series                                                               SEPARATE ACCOUNTS
Service Class                                                        ATTENTION JAY BURKE S-310
                                                                     440 LINCOLN STREET
                                                                     WORCESTER MA 01653
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP High-Yield Series                                       SMA LIFE ASSURANCE CO.              4,248,834.170      40.03%
Standard Class                                                       SEPARATE ACCOUNT VA-K
                                                                     ATTENTION: JAY BURKE N344
                                                                     440 LINCOLN STREET
                                                                     WORCESTER MA 01653
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     LINCOLN LIFE VARIABLE               3,100,703.018      29.21%
                                                                     ANNUITY ACCOUNT N
                                                                     1300 CLINTON ST
                                                                     FORT WAYNE IN 46801
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     LINCOLN NATIONAL LIFE CO              854,204.242       8.05%
                                                                     SEPARATE ACCOUNT R
                                                                     1300 SOUTH CLINTON STREET
                                                                     P.O. BOX 2340
                                                                     FORT WAYNE IN 46801
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     LINCOLN LIFE FLEXIBLE PREMIUM         598,470.681       5.64%
                                                                     VARIABLE LIFE ACCOUNT M
                                                                     1300 S CLINTON ST
                                                                     FT WAYNE IN 46802
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Series                                       LINCOLN NATIONAL LIFE INSURANCE    13,094,222.342      62.43%
Service Class                                                        CHOICE PLUS 2
                                                                     1300 S CLINTON ST
                                                                     FT WAYNE IN 46802
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     LINCOLN LIFE NATIONAL LIFE          6,753,365.059      32.20%
                                                                     SEPARATE ACCOUNT N
                                                                     1300 S CLINTON ST
                                                                     PO BOX 2340
                                                                     FT WAYNE IN 46801
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
SERIES NAME/CLASS                                                      SHAREHOLDER NAME AND ADDRESS      SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP International Value                                     SMA LIFE ASSURANCE CO.              6,278,437.021      70.39%
Equity Series                                                        SEPERATE ACCOUNT VA-K
Standard Class                                                       ATTENTION JAY BURKE N344
                                                                     440 LINCOLN ST
                                                                     WORCESTER MA 01653
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     HARTFORD LIFE INS CO SEPARATE       2,041,185.362      22.88%
                                                                     ACCOUNT
                                                                     ATTN DAVE TEN BROECK
                                                                     PO BOX 2999
                                                                     HARTFORD CT 06104
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP International Value                                     ALLMERICA FINANCIAL LIFE                4,968.580      91.99%
Equity Series                                                        SEPARATE ACCOUNTS
Service Class                                                        ATTENTION JAY BURKE S-310
                                                                     440 LINCOLN STREET
                                                                     WORCESTER MA 01653
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series                                             LINCOLN NATIONAL LIFE CO.          13,565,037.122      42.27%
Standard Class                                                       SEPARATE ACCOUNT - C
                                                                     1300 SOUTH CLINTON STREET
                                                                     P.O. BOX 2340
                                                                     FORT WAYNE IN 46801
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     LINCOLN NATIONAL LIFE               5,692,971.756      17.74%
                                                                     SEPARATE ACCOUNTS 55 & 56
                                                                     1300 SOUTH CLINTON ST
                                                                     FT WAYNE IN 46802
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     THE TRAVELERS SEP ACCT ABD FOR      5,118,761.171      15.95%
                                                                     VARIABLE ANNUITIES OF
                                                                     THE TRAVELERS INSURANCE CO
                                                                     ONE TOWER SQUARE 5MS
                                                                     HARTFORD CT 06183
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     THE TRAVELERS SEP ACCT ABD2         3,201,168.307       9.97%
                                                                     FOR VARIABLE ANNUITIES OF
                                                                     THE TRAVELERS INSURANCE CO
                                                                     ONE TOWER SQUARE 5MS
                                                                     HARTFORD CT 06183
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series                                             LINCOLN NATIONAL LIFE INSURANCE     4,090,586.712      49.79%
Service Class                                                        CHOICE PLUS 2
                                                                     1300 S CLINTON ST
                                                                     FT WAYNE IN 46802
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     LINCOLN LIFE NATIONAL LIFE          2,335,008.122      28.42%
                                                                     SEPARATE ACCOUNT N
                                                                     1300 S CLINTON ST
                                                                     PO BOX 2340
                                                                     FT WAYNE IN 46801
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     LINCOLN NATIONAL LIFE CO.             893,968.648      10.88%
                                                                     LL VAR ANN I
                                                                     1300 SOUTH CLINTON STREET
                                                                     P.O. BOX 2340
                                                                     FORT WAYNE IN 46801
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     LINCOLN NATIONAL LIFE CO.             444,246.566       5.41%
                                                                     LLNY VAR ANN I
                                                                     1300 SOUTH CLINTON STREET
                                                                     P.O. BOX 2340
                                                                     FORT WAYNE IN 46801
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
SERIES NAME/CLASS                                                    SHAREHOLDER NAME AND ADDRESS        SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value                                      LINCOLN NATIONAL LIFE                  3,476,664.357      31.48%
Series                                                            SEPARATE ACCOUNTS 55 & 56
Standard Class                                                    1300 SOUTH CLINTON ST
                                                                  FT WAYNE IN 46802
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  SMA LIFE ASSURANCE CO.                 1,829,496.680      16.56%
                                                                  SEPARATE ACCOUNT VA-K
                                                                  ATTENTION: JAY BURKE N344
                                                                  440 LINCOLN STREET
                                                                  WORCESTER MA 01653
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  LINCOLN LIFE VARIABLE                  1,123,253.198      10.17%
                                                                  ANNUNITY ACCOUNT N
                                                                  1300 S CLINTON ST
                                                                  FORT WAYNE IN 46801
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  THE TRAVELERS SEP ACCT ABD FOR         1,065,966.711       9.65%
                                                                  VARIABLE ANNUITIES OF
                                                                  THE TRAVELERS INSURANCE CO
                                                                  ONE TOWER SQUARE 5MS
                                                                  HARTFORD CT 061830
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  LINCOLN LIFE FLEXIBLE PREMIUM            602,675.071       5.46%
                                                                  VARIABLE LIFE ACCOUNT M
                                                                  1300 S CLINTON ST
                                                                  FT WAYNE IN 46802
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value                                      LINCOLN NATIONAL LIFE                  8,427,521.610      64.86%
Series                                                            MULTIFUND VARIBLE ANNUITY - ACCT C
Service Class                                                     1300 S CLINTON STREET
                                                                  FORT WAYNE IN 46801
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  LINCOLN NATIONAL LIFE INSURANCE        2,623,951.231      20.20%
                                                                  CHOICE PLUS 2
                                                                  1300 S CLINTON ST
                                                                  FT WAYNE IN 46802
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  LINCOLN LIFE NATIONAL LIFE             1,558,929.099      12.00%
                                                                  SEPARATE ACCOUNT N
                                                                  1300 S CLINTON ST
                                                                  PO BOX 2340
                                                                  FT WAYNE IN 46801
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Select Growth                                        SMA LIFE ASSURRANCE CO                 2,398,506.611      98.07%
Series                                                            SEPARATE ACCOUNT VA-K
Standard Class                                                    ATTN JAY BURKE N344
                                                                  440 LINCOLN ST
                                                                  WORCESTER MA 01653
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Select Growth                                        ALLMERICA FINANCIAL LIFE                 619,088.584      99.79%
Series                                                            SEPARATE ACCOUNTS
Service Class                                                     ATTENTION JAY BURKE S-310
                                                                  440 LINCOLN STREET
                                                                  WORCESTER MA 01653
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series                                         LINCOLN NATIONAL LIFE CO.             12,283,975.618      71.81%
Standard Class                                                    SEPARATE ACCOUNT - C
                                                                  1300 SOUTH CLINTON STREET
                                                                  P.O. BOX 2340
                                                                  FORT WAYNE IN 46801
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  SMA LIFE ASSURANCE CO.                 1,830,612.076      10.70%
                                                                  SEPARATE ACCOUNT VA-K
                                                                  ATTENTION: JAY BURKE N344
                                                                  440 LINCOLN STREET
                                                                  WORCESTER MA 01653
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  LINCOLN LIFE VARIABLE                  1,257,811.466       7.35%
                                                                  ANNUITY ACCOUNT N
                                                                  1300 S CLINTON ST
                                                                  FORT WAYNE IN 46801
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
SERIES NAME/CLASS                                                       SHAREHOLDER NAME AND ADDRESS     SHARE AMOUNT    PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series                                             LINCOLN NATIONAL LIFE INSURANCE    2,096,975.710      58.71%
Service Class                                                         CHOICE PLUS 2
                                                                      1300 S CLINTON ST
                                                                      FT WAYNE IN 46802
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      LINCOLN LIFE NATIONAL LIFE         1,229,962.515      34.44%
                                                                      SEPARATE ACCOUNT N
                                                                      1300 S CLINTON ST
                                                                      PO BOX 2340
                                                                      FT WAYNE IN 46801
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth                                              SMA LIFE ASSURANCE CO              1,414,446.447      92.15%
Series                                                                SEPARATE ACCOUNT VA-K
Standard Class                                                        ATTN JAY BURKE N344
                                                                      440 LINCOLN ST
                                                                      WORCESTER MA 01653
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth                                              LINCOLN NATIONAL LIFE INSURANCE    5,174,426.705      94.17%
Series                                                                CHOICE PLUS 2
Service Class                                                         1300 S CLINTON ST
                                                                      FT WAYNE IN 46802
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Value Series                                             LINCOLN NATIONAL LIFE CO.          7,649,149.946      45.21%
Standard Class                                                        SEPARATE ACCOUNT - C
                                                                      1300 SOUTH CLINTON STREET
                                                                      P.O. BOX 2340
                                                                      FORT WAYNE IN 46801
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      SMA LIFE ASSURANCE CO.             6,950,416.324      41.08%
                                                                      SEPARATE ACCOUNT VA-K
                                                                      ATTENTION: JAY BURKE N344
                                                                      440 LINCOLN STREET
                                                                      WORCESTER MA 0MA 01653
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      LINCOLN LIFE VARIABLE                930,817.996       5.50%
                                                                      ANNUITY ACCOUNT N
                                                                      1300 S CLINTON ST
                                                                      FORT WAYNE IN 46801
-----------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Value Series                                             LINCOLN NATIONAL LIFE INSURANCE      998,281.153      55.95%
Service Class                                                         CHOICE PLUS 2
                                                                      1300 S CLINTON ST
                                                                      FT WAYNE IN 46802
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      LINCOLN LIFE NATIONAL LIFE           672,479.697      37.69%
                                                                      SEPARATE ACCOUNT N
                                                                      1300 S CLINTON ST
                                                                      PO BOX 2340
                                                                      FT WAYNE IN 46801
-----------------------------------------------------------------------------------------------------------------------------------


LABEL BELOW FOR MIS USE ONLY!                           MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____
PO# N9601A                                              OK TO PRINT AS IS*_________________________ *By signing this form you are
DELAWARE INVESTMENTS #868                               authorizing MIS to print this form in its current state.
DELAWARE - ALL FUNDS MASTER FILE
ORIGINAL 1-UP OVERSIZE 12/31/04 TD                     --------------------------------------------------------------------------
DOREEN (DELAWARE ANNUITY MASTER MAR 2005 DH)           SIGNATURE OF PERSON AUTHORIZING PRINTING              DATE
REVIEW #1  1-3-05  JA
REVISION #1  1-5-05  JA













FUND NAME PRINTS HERE                                                               JOINT MEETING OF SHAREHOLDERS - MARCH 15, 2005
INSURANCE COMPANY NAME PRINTS HERE                                                                         VOTING INSTRUCTION CARD

The undersigned hereby instructs the above-referenced Insurance Company to vote all shares of the Fund, a series of Delaware VIP
Trust, attributable to the undersigned's variable annuity contract or interest therein at the Joint Meeting of Shareholders on March
15, 2005, at 4:00 p.m., Eastern Time, and at any adjournments thereof, as indicated on the reverse side of this Voting Instruction
Card.
IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR EACH NOMINEE FOR
TRUSTEE AND FOR THE APPROVAL OF THE PROPOSAL.
IF YOU FAIL TO RETURN THIS VOTING INSTRUCTION CARD, THE INSURANCE COMPANY WILL VOTE ALL SHARES ATTRIBUTABLE TO YOUR ACCOUNT VALUE IN
PROPORTION TO ALL VOTING INSTRUCTIONS FOR THE FUND ACTUALLY RECEIVED FROM CONTRACT OWNERS IN THE SEPARATE ACCOUNT.

                                                                              PLEASE VOTE, DATE AND SIGN, AND PROMPTLY
                                                                                 RETURN THIS VOTING INSTRUCTION CARD IN
                                                                                   THE ENCLOSED ENVELOPE PROVIDED.

                                                                                      Dated: ______________________


                                                                    |----------------------------------------------------------|
                                                                    |                                                          |
                                                                    |                                                          |
                                                                    |                                                          |
                                                                    |----------------------------------------------------------|

                                                                     Signature)                               (SIGN IN THE BOX)

                                                                     Please sign exactly as your name or names appear to the
                                                                     left. When shares are held by joint tenants, both should
                                                                     sign. When signing as attorney, executor, administrator,
                                                                     trustee, guardian or in any other representative capacity, please give full title as such. If signing for a
                                                                     corporation, please sign in full corporate name by
                                                                     authorized person. If a partnership, please sign in
                                                                     partnership name by authorized person.

                                                                                                               Delaware VIC - DH



LABEL BELOW FOR MIS USE ONLY!                         MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____
PO# N9601A
DELAWARE INVESTMENTS #868                             OK TO PRINT AS IS*________________ *By signing this form you are authorizing
DELAWARE - ALL FUNDS MASTER FILE                      MIS to print this form in its current state.
ORIGINAL 1-UP OVERSIZE 12/31/04 TD
DOREEN (DELAWARE ANNUITY MASTER MAR 2005 DH)          ----------------------------------------------------------------------------
REVIEW #1  1-3-05  JA                                 SIGNATURE OF PERSON AUTHORIZING PRINTING             DATE
REVISION #1  1-5-05  JA










                                                      PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
                                                      PLEASE DO NOT USE FINE POINT PENS.  [X]


Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

                                                                                                      FOR ALL         WITHHOLD
                                                                                                      NOMINEES      AUTHORITY TO
                                                                                                   LISTED (EXCEPT   VOTE FOR ALL
                                                                                                    AS MARKED TO      NOMINEES.
                                                                                                  THE CONTRARY AT
                                                                                                        LEFT).
   1.    To elect the 9 nominees specified as Trustees:
        (01) Thomas L. Bennett, (02) Jude T. Driscoll, (03) John A. Fry,
        (04) Anthony D. Knerr, (05) Lucinda S. Landreth,                                                [ ]             [ ]
        (06) Ann R. Leven, (07) Thomas F. Madison, (08) Janet L. Yeomans,
        (09) J. Richard Zecher

        (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE
        THE NAME(S) OR NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

        ---------------------------------------------------------------------------------          FOR        AGAINST    ABSTAIN
   2.   To approve the use of a "manager of managers" structure whereby the investment             [ ]          [ ]        [ ]
        manager of the funds of the Trust will be able to hire and replace subadvisers without shareholder approval.

                                                 PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                                                        Delaware VIC - DH

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                                                                                                     Your prompt response will
                                                                                                    save your Fund the expense
                                                                                                        of additional mailings.


                                      Please fold and detach card at perforation before mailing

                                                         DELAWARE VIP TRUST
                                                    JOINT MEETING OF SHAREHOLDERS
                                               FORM OF PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Richelle S. Maestro, Brian L. Murray, Jr., David P. O'Connor and
Michael P. Bishof or any one of them, attorneys, with full power of substitution, to vote all shares of [EACH SERIES LISTED ON
SCHEDULE A] (the "Fund"), a series of the DELAWARE VIP TRUST (the "Trust"), as indicated above, that the undersigned is entitled to vote at a Joint Meeting of Shareholders of the Trust to be held at the offices of Delaware Investments located at 2001 Market
Street, 2nd Floor Auditorium, Philadelphia, PA 19103-7055 on March 15, 2005 at 4 p.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Proxy Statement/Prospectus as specified on the reverse side.

Receipt of the Notice of Joint Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                                                                                 Date: ______________________

                                                                                               NOTE: Please sign exactly as your
                                                                                                name appears on this proxy card.
                                                                                           When signing in a fiduciary capacity,
                                                                                                such as executor, administrator,
                                                                                              trustee, attorney, guardian, etc.,
                                                                                              please so indicate.  Corporate and
                                                                                                   partnership proxies should be
                                                                                                  signed by an authorized person
                                                                                                  indicating the person's title.



                                                                                           |-------------------------------------|
                                                                                           |                                     |
                                                                                           |                                     |
                                                                                           |                                     |
                                                                                           |-------------------------------------|
                                                                                            Signature(s) (Title(s), if applicable)

                                              PLEASE SIGN, DATE AND RETURN PROMPTLY IN
                                                          ENCLOSED ENVELOPE


                                    * Please fold and detach card at perforation before mailing *






Please refer to the Proxy Statement/Prospectus discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY
SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with the views of management. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE
FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                                                                         FOR
                                                                                     ALL NOMINEES
                                                                                  LISTED (EXCEPT AS           WITHHOLD
                                                                                    MARKED TO THE        AUTHORITY TO VOTE
                                                                                  CONTRARY AT LEFT).     FOR ALL NOMINEES.
1.     To elect the 9 nominees  specified as  Trustees:  (01) Thomas                      [ ]                    [ ]
       l.  Bennet,  (02) Jude T.  Driscoll,  (03) John A. Fry,  (04)
       Anthony  D.  Knerr,  (05)  Lucinda S.  Landreth,  (06) Ann R.
       Leven,  (07) Thomas F. Madison,  (08) Janet L. Yeomans,  (09)
       J. Richard Zecher
       (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
       INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S)
       ON THE LINE BELOW.)

       --------------------------------------------------------------

2.     To approve the use of a "manager of managers" structure               FOR               AGAINST             ABSTAIN
       whereby the investment manager of the funds of the Trust
       will be able to hire and replace subadvisers without                  [ ]                 [ ]                 [ ]
       shareholder approval.
